Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Glen Leibowitz, Chief Financial Officer of Bitcoin Depot Inc. (the “Company”), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 14, 2023

	By:	/s/ Glen Leibowitz
Glen Leibowitz
Chief Financial Officer
(Principal Financial and Accounting Officer)